   As filed with the Securities and Exchange Commission on February 28, 2001
                                                    Registration No. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                           INVISION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                       94-3123544
(STATE OF INCORPORATION)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               ------------------

                             7151 Gateway Boulevard
                            Newark, California 94560
                                 (510) 739-2400
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                               ------------------

                           2000 Equity Incentive Plan
                     2000 Non-Officer Equity Incentive Plan
                        1996 Employee Stock Purchase Plan
                           1991 Equity Incentive Plan
                            (FULL TITLE OF THE PLANS)

                                  Al Larrenaga
                            Senior Vice President and
                             Chief Financial Officer
                             7151 Gateway Boulevard
                            Newark, California 94560
                                 (510) 739-2400
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ------------------

                                   Copies to:
                              Brett D. White, Esq.
                                 Sam Safai, Esq.
                               COOLEY GODWARD LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                              Palo Alto, California
                                 (650) 843-5000

                               ------------------

                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                        Proposed Maximum       Proposed Maximum
Title of Securities                                         Offering               Aggregate              Amount of
 to be Registered          Amount to be Registered     Price per Share (1)     Offering Price (1)     Registration Fee
-----------------------------------------------------------------------------------------------------------------------
Common Stock, par value           2,417,537              See table below.         $7,540,555               $1,885
   $0.001 per share
=======================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon (a) the weighted average exercise price for options granted pursuant to the Registrant's 2000 Equity Incentive Plan , 2000 Non-Officer Equity Incentive Plan, 1996 Employee Stock Purchase Plan and 1991 Equity Incentive Plan and (b) the average of the high and low prices of Registrant's Common Stock on February 23, 2001 as reported on the Nasdaq National Market.

The chart below details the calculations of the registration fee:

----------------------------------- ------------------------ ----------------------------- -----------------------------

            SECURITIES                 NUMBER OF SHARES        OFFERING PRICE PER SHARE        AGGREGATE OFFERING PRICE
----------------------------------- ------------------------ ----------------------------- -----------------------------
Shares issuable pursuant to the             89,050                 $1.438 - $4.313                   $298,916
2000 Equity Incentive Plan for
which options have been granted.
----------------------------------- ------------------------ ----------------------------- -----------------------------
Shares available for additional            978,487                      $2.172                     $2,125,176
grants pursuant to the 2000
Equity Incentive Plan
----------------------------------- ------------------------ ----------------------------- -----------------------------
Shares issuable pursuant to the            165,750                 $3.813 - $5.125                   $787,891
2000 Non-Officer Equity Incentive
Plan for which options have been
granted
----------------------------------- ------------------------ ----------------------------- -----------------------------
Shares available for additional            234,250                      $2.172                       $508,768
grants pursuant to the 2000
Non-Officer Equity Incentive Plan
----------------------------------- ------------------------ ----------------------------- -----------------------------
Shares issuable pursuant to the            150,000                      $2.172                       $325,785
1996 Employee Stock Purchase Plan
----------------------------------- ------------------------ ----------------------------- -----------------------------
Shares issuable pursuant to the            800,000                 $3.500 - $6.625                 $3,494,020
1991 Equity Incentive Plan for
which options have been granted
----------------------------------- ------------------------ ----------------------------- -----------------------------

                                       1.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Invision Technologies, Inc. (the "Registrant") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

     (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 0-28236);

     (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 (File No. 0-28236);

     (c) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 (File No. 0-28236);

     (d) The Company's Current Report on Form 8-K (File No. 0-28236), filed April 28, 2000;

     (e) The Company's Current Report on Form 8-K (File No. 0-28236), filed May 18, 2000;

     (f) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000;

     (g) The description of the Registrant's Common Stock which is contained in a registration statement filed on April 18, 1996 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

     All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.


ITEM 4.  DESCRIPTION OF SECURITIES

     Not Applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the Delaware General Corporation Law, permits indemnification of officers, directors, and other corporate agents under certain circumstances and subject to certain limitations. The Registrant's Amended and Restated Certificate of Incorporation and Bylaws provide that the Registrant shall indemnify its directors, officers, employees and agents to the full extent permitted by the Delaware General Corporation Law, including circumstances in which indemnification is otherwise discretionary under Delaware law. In addition, the Registrant has entered into separate indemnification agreements with its directors and executive officers which require the Registrant, among other things, to indemnify them against certain liabilities which may arise by reason of their status or service (other than liabilities arising from acts or omissions not in good faith or willful misconduct).


                                       2.

     These indemnification provisions and the indemnification agreements entered into between the Registrant and its executive officers and directors may be sufficiently broad to permit indemnification of the Registrant's executive officers and directors for liabilities (including reimbursement of expenses incurred) arising under the Act.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.


ITEM 8.  EXHIBITS


EXHIBIT
NUMBER
  5.1       Opinion of Cooley Godward LLP
 23.1       Consent of Price Waterhouse LLP, independent auditors
 23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
 24         Power of Attorney is contained on the signature pages.
 99.1       2000 Equity Incentive Plan
 99.2       2000 CEO Non-Qualified Stock Option Plan (1)
 99.3       1996 Employee Stock Purchase Plan, as amended
 99.4       1991 Equity Incentive Plan, as amended

(1) Filed as Exhibit 10.37 to Registrant's Quarterly Report on Form 10-Q for the quarter ended April 2, 2000 and incorporated herein by reference.

ITEM 9.  UNDERTAKINGS

(a)  The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;


                                       3.

     PROVIDED, HOWEVER, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the issuer pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference herein.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                       4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of California, on February 9, 2001.


                                 INVISION TECHNOLOGIES, INC.


                                 /s/   ALFRED V. LARRENAGA
                                 --------------------------------------------
                                 By:      Alfred V. Larrenaga
                                 Title:   Chief Financial Officer


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sergio Magistri and Al Larrenaga, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                                 TITLE                                   DATE

/s/  DR. SERGIO MAGISTRI                President, Chief Executive Officer and       February 9, 2001
-----------------------------------     Chairman of the Board
Dr. Sergio Magistri


/s/  ALFRED V. LARRENAGA                Senior Vice President, Finance and           February 9, 2001
-----------------------------------     Chief Financial Officer (Principal
Alfred V. Larrenaga                     Financial and Accounting Officer)


/s/  DAVID PILLOR                       Director                                     February 9, 2001
-----------------------------------
David Pillor


/s/  DR. DOUGLAS P. BOYD                Director                                     February 9, 2001
-----------------------------------
Dr. Douglas P. Boyd


                                       5.

           SIGNATURE                                 TITLE                                   DATE
/s/  DR. BRUNO TREZZA                   Director                                     February 9, 2001
-----------------------------------
Dr. Bruno Trezza


/s/  DR. GIOVANNI LANZARA               Director                                     February 9, 2001
-----------------------------------
Dr. Giovanni Lanzara


/s/  MORRIS D. BUSBY                    Director                                     February 9, 2001
-----------------------------------
Morris D. Busby


                                       6.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER

  5.1       Opinion of Cooley Godward LLP
 23.1       Consent of Price Waterhouse LLP, independent auditors
 23.2       Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement
 24         Power of Attorney is contained on the signature pages.
 99.1       2000 Equity Incentive Plan
 99.2       2000  Non-Officer Equity Incentive Plan (1)
 99.3       1996 Employee Stock Purchase Plan, as amended
 99.4       1991 Equity Incentive Plan, as amended

(1) Filed as Exhibit 10.37 to Registrant's Quarterly Report on Form 10-Q for the quarter ended April 2, 2000 and incorporated herein by reference.


                                       7.